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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: January 26, 2000
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                             AM COMMUNICATIONS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                               0-9856                     23-1922958
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(State or other jurisdiction    (Commission File No.)         I.R.S. Employer
of incorporation or                                          Identification No.
organization)



 100 Commerce Boulevard, Quakertown, PA                        18951-2237
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(Address of Principal Executive Offices)                        Zip Code



Registrant's Telephone Number, Including Area Code:  215-538-8700
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         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 25, 1999, as amended to the date hereof, as set forth in the pages attached hereto:

         (List all such items, financial statements, exhibits or other portions amended)


Item 4: Changes in Registrant's Certifying Accountant.

         The following information is hereby added to Item 4:

         On January 24, 2000, the Registrant engaged Grant Thornton LLP, independent certified public accountants, as the Registrant's principal accountant to audit the Registrant's financial statements. Such new accounting firm was engaged in replacement of KPMG LLP, independent certified public accountants, who had previously been engaged for the same purpose and whose resignation was effective October 11, 1999.

         The decision to approve Grant Thornton LLP as the Registrant's principal accountant was approved by the Registrant's Board of Directors and Audit Committee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AM COMMUNICATIONS, INC.
                                                    (Registrant)


Date:    January 26, 2000                     By:  /s/ Keith D. Schneck
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                                                   Keith D. Schneck
                                                   President